15 INCOME TAXES: Schedule of Reconciliation of income tax rate (Tables)	12 Months Ended
Dec. 31, 2017
Tables/Schedules
Schedule of Reconciliation of income tax rate

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year ended December 31, 2015

Net loss before income taxes	$ (4,400,387)	$ (8,510,866)	$ (3,118,001)

Expected income tax recovery at statutory rates	(1,144,101)	(2,212,825)	(826,275)

Effect on income taxes of:
Difference in foreign tax rates	118,040	(160,578)	(151,180)
Tax rate changes and adjustments	1,414,049	(32,871)	108,820
Prior year true-ups	(322,023)	-	-
Share based compensation and non- deductible expenses	212,376	461,925	(221,530)
Foreign exchange rate translation adjustments	(175,106)	-	-
Utilization of losses not previously recognized	(123,309)	(13,261)	-
Change in tax benefits not recognized	63,558	2,019,466	1,090,165
Income tax expense	$ 43,484	$ 61,856	$ -